UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 11, 2021

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 8.01 Other Events.

On February 11, 2021, WEX Inc. (the ”Company”) issued a press release announcing that it has elected to redeem for cash all of its $400,000,000 aggregate principal amount of 4.750% Senior Notes due 2023 (the “Notes”) in accordance with the terms of the indenture governing the Notes. The redemption date for the Notes will be March 15, 2021 (the “Redemption Date”). The Notes will be redeemed at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Also on February 11, 2021, the Company issued a press release announcing its entry into an agreement to acquire certain health savings account assets of HealthcareBank, a division of Bell Bank. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by WEX Inc., dated February 11, 2021.

99.2	Press Release issued by WEX Inc., dated February 11, 2021.

* 104	Cover Page Interactive Data File (formatted as Inline XBRL)
* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including the risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2019, filed on Form 10-K with the Securities and Exchange Commission on February 28, 2020 and Item 1A of the Company’s Quarterly Report for the quarter ended September 30, 2020 filed on Form 10-Q with the Securities and Exchange Commission on November 9, 2020. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 11, 2021
WEX Inc.
By:     /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer